UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-21073

Bragg Capital Trust
(Exact name of registrant as specified in charter)

1031 South Caldwell Street, Suite 200
Charlotte, NC  28203
 (Address of principal executive offices) (Zip code)

1031 South Caldwell Street, Suite 200
Charlotte, NC  28203
 (Name and address of agent for service)

Copies to:
Tanya L. Goins
Thompson Hine LLP
1919 M Street, NW, Suite 700
Washington DC 20036

Registrant's telephone number, including area code: (704) 714-7711

Date of fiscal year end: May 31

Date of reporting period: November 30, 2014

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

SEMI- ANNUAL REPORT Queens Road Value Fund Queens Road Small Cap Value Fund Each a series of Bragg Capital Trust November 30, 2014 (Unaudited)

QUEENS ROAD FUNDS

Table of Contents

Shareholder Letter	2
Manager Commentary	8

Performance Illustration	10
Graphical Illustration	11

Schedules of Investments
Queens Road Value Fund	12
Queens Road Small Cap Value Fund	14

Statements of Assets and Liabilities	16
Statements of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19

Notes to Financial Statements	21

Expense Illustration	26

Additional Information	27

QUEENS ROAD FUNDS SHAREHOLDER LETTER November 30, 2014 (Unaudited)

Cowboys on Wall Street

Benton S. Bragg, CFA
 Chairman

My son Charlie (7) was given a gift certificate to Toys & Co. for Christmas by his grandparents. As you might imagine, after receiving the gift, not a day passed without Charlie reminding my wife or me that he was ready to go shopping. “Are we going today, Mama? How ‘bout tomorrow, Daddy? Why can’t we go right now?” As we live on a small farm north of Charlotte, making the trip to Toys & Co. in south Charlotte would normally require a little planning. But conveniently, our whole family was to be in Charlotte one evening last week for our annual “Country-Come-to-Town, Big-City Christmas Lights Tour” and we thought it might be fun for all six of us to stop by Toys & Co. at Cotswold Shopping Center to help Charlie pick out a toy.

Needless to say, Charlie was excited and the rest of us were pretty fired up too. Just thinking about Charlie running around the toy store with all of us making suggestions made me chuckle. Charlie had never been to Toys & Co. and neither had I. We weren’t disappointed. Even though it was the week after Christmas, the store was packed with inventory ... stuffed animals, puzzles, games, whirligigs, action heroes and of course trucks, trains, tractors, tanks and toy guns.

We hadn’t been there long before I was drawn into a heated family conversation. It seems my wife Alice and my daughter Frances (11) had encouraged Charlie to consider choosing a nice art kit or an innovative puzzle set. Meanwhile sons Ben (14) and Carlton (13) had shown Charlie a set of cowboy six-shooters, a cap bomb and a set of handcuffs. The toy guns and cap bomb apparently used the old-fashioned gunpowder caps that spark and explode when ignited.

Alice let it be known that she did not approve of the boys’ choice. As I walked up she was saying, “It says right here on the package that it is for age 8 or older and that it can damage hearing if fired too close to the ear. I don’t want Charlie pointing guns at people. He is too young to play with anything that sparks and explodes and I don’t want him locking up his sister with handcuffs!” The boys protested, “Ma-mah! They don’t shoot anything! They just make a loud noise.”

I remembered the cap gun I enjoyed as a boy and secretly thought the boys were leading him in the right direction but I wisely kept my thoughts to myself. Instead, I reminded Alice that it was his gift card and suggested that we let Charlie choose between the art supplies, the puzzle set and the cowboy set. Let the little guy buy what he wants to buy. Charlie chose the cowboy set of course and as we walked toward the register, I reminded him to also grab a LOT of extra ammunition as he would certainly need it. Alice was disgusted.

The next night when I got home from work, Charlie met me at the door. “Daddy, come to my room right now!” He dragged me to his room and made me crawl under his bed with him. Once there, he pulled aside a pillow case and there were his six-shooters, his cap bomb and his handcuffs. He was elated. “See my stuff, Daddy? I love it! I’m glad you told me to get a lot of extra ammunition because Carlton and I shot up a bunch of it already today!” Boys will be boys.

Selling You What You Want to Buy: Speaking of letting people buy what they want to buy, the financial industry is exceptionally good at selling investors what they want to buy, even when it’s not in the best interest of investors to buy it. I’m reminded of the fact that most mutual fund companies began marketing technology sector funds in the final stages of the technology boom. Investors poured billions into these hot funds in 1998, 1999 and 2000. Fund companies made a lot of money selling investors what they wanted to buy but investors got clobbered when most technology stocks declined by 80%.

The financial industry was at it again in the early 2000s, creating exotic mortgage products to help homebuyers buy homes for which they were unqualified. In this case, the financial industry had the support of Congress, which lowered loan requirements for government-backed mortgage agencies Fannie Mae and Freddie Mac, and the support of the Federal Reserve, whose artificially low interest rates encouraged massive amounts of risky debt. Homeowners borrowed far too much money to buy already-overpriced real estate. Sadly, we all know how the story ends.

As gold prices reached record levels in 2011, it seemed that you couldn’t turn on the television or radio without having to endure yet another advertisement for gold. On cue, fund companies rolled out gold funds, precious metals funds, commodities funds and other vehicles to capitalize on the demands of investors. As the financial industry raked in the profits, millions of investors bought at peak prices in 2011 only to lose 40% as gold plummeted over the next three years.

QUEENS ROAD FUNDS SHAREHOLDER LETTER (Continued) November 30, 2014 (Unaudited)

The Smart Money: While individual investors have gotten most of the headlines, institutional investors, the so-called “smart money,” have not been immune to this phenomenon. Not all, but many pension committees, endowment boards and foundation investment committees are guilty of the exact same behavior. After all, while these are institutional investors, the investment decisions are still made by humans and humans are emotional; irrational; subject to herd behavior; guilty of assuming the future will be like the recent past; and perpetually unable to resist chasing what’s recently been hot.

One of the costliest mistakes institutional investors and investment advisors have made in the last five years is to have traded out of stocks and into “alternative funds” at exactly the wrong time. When the market was touching the lows of 2009, the losses were so severe (the S&P 500 was down 57% from peak to trough), that many in our industry decided there had to be a better way to invest and they demanded an “alternative” to the stock market. “Buy and hold is over,” and “Stocks-for-the-long-run is dead” went the refrain. Instead, consultants, institutions and advisors pursued alternatives, including market-neutral funds, long-short funds, diversified arbitrage funds, absolute return funds and other vehicles which offer low or little correlation with the stock market.

Well, the demand was there and boy did Wall Street deliver the product! Alternative offerings came out of the woodwork. Many offerings were in the form of limited partnerships (hedge funds) but it didn’t take long for the mutual fund industry to jump into the game. Billions of dollars came out of stocks and traditional stock funds and went into these new uncorrelated vehicles. Unfortunately, the last five years have obviously been a great time to have perfect correlation with the stock market. While most alternative funds have delivered returns that have been bond-like or slightly higher, the market has soared over 200% since its lows of 2009. Once again, Wall Street simply sold the people what they wanted to buy.

Diligence, Discipline & Patience: Maybe you’re thinking, “Why is Benton dragging me through this?” It’s because we want you to know that we have a disciplined process for managing the Queens Road Funds. The last thing we’ll do is join the stampede and chase what has been hot. We won’t make macro predictions about the price of oil, interest rates or exchange rates. We will be out of step with the market from time to time and we are comfortable with that. Millions of investors will try to outguess the markets in 2015. A fraction will guess right while most will get it wrong ... again. There is an old saying that the trophy case for best performing investment manager is filled with a whole lot of one-year track records.

“It’s dangerous to make predictions ... especially about the future”
— Danish Proverb

The Queens Road Investment Process: Our investment process is built on Graham & Dodd’s teachings and uses a bottom-up fundamental approach to discover good companies that we can buy at attractive prices with a margin of safety. We focus on the balance sheets of each company, their economic earnings, the durability of these earnings and our expectations for growth. We want to own companies that are generating significant free cash flow, have low levels of debt, and attractive returns on invested capital. Our process doesn’t shift with the changing of the market winds or chase after the latest trends or fads. And it requires patience ... lots of patience.

Fund Performance Expectations: Since inception in 2002, the fund has performed alongside, ahead or behind its peers in different types of markets.

o	Market advancing, but risk is prevalent: fund has typically provided average to above average performance compared with appropriate benchmarks.*

o	Market declining: fund has typically protected capital and has outperformed peers and indices (see down market chart on factsheet).*

o	Market advancing on speculation/momentum and risk is ignored: fund has typically trailed peers.*

*	Although the fund has consistently been shown to perform as described above since inception in 2002, there is no assurance that we will continue to achieve this objective.

Over Full Market Cycles: We hope to exceed the return of our benchmark with considerably less risk over a full market cycle. Easily said ... but, not so easily done. Sometimes a full market cycle can take years ... and years. Value investing requires that we have patience when things are “not working.” This is the hard part.

QUEENS ROAD FUNDS SHAREHOLDER LETTER (Continued) November 30, 2014 (Unaudited)

Judging by the recent NFL head coach firings, patience is in short supply. John Fox, head coach of the Denver Broncos, was fired this week after four seasons with a record of 46-18. Fox took the Broncos to the playoffs four straight years and to their first Superbowl appearance in 15 years. He is one of only six coaches to take two different teams to the Superbowl. Fox took our hometown Carolina Panthers to the Superbowl in 2003 ... remember the infamous “wardrobe malfunction” during that halftime show? To be fair to Denver, Carolina also fired Fox. Since 1978, there have been 225 head coaches fired in the NFL according to ESPN Research. That works out to about a 1-in-4.8 chance that at season end, an NFL coach will be handed his walking papers. Who has the lowest turnover among NFL teams? That would be the Pittsburgh Steelers with only two coaching changes since 1978. And what do you know- three Superbowl rings during that period! While investing is certainly not NFL football, having a clear process and having the patience to stick with it has a greater likelihood of success in the long run.

Our Edge: This is where we think we have an advantage at Queens Road Funds when compared with many of our peers. First, we live in Charlotte, North Carolina, far away from the investment swirl and noise of New York, Boston or Chicago. Second, we are not a huge fund shop with a massive sales force/marketing division. Fall behind your peers for a few quarters, or heaven forbid, you lag for a couple of years at a big fund shop, and you’ve got the marketing guys in your office asking you, “What are you doing wrong? You gotta change something.”

Third, we believe in our process. Collectively, our fund manager, investment committee, Board of Directors, and family have over $3 million of our own money invested in our Queens Road Funds, right alongside you and your clients. We understand the investment process. We are comfortable under-performing during certain periods. And we have the patience to stay the course.

We thank you for joining us as shareholders in the Queens Road Funds. Please contact John Bragg at 888-353-0261 or john@queensroadfunds.com should you have any questions or if you would like to set up a phone call or visit. We look forward to serving you and your clients.

Steven H. Scruggs, CFA	Benton S. Bragg, CFA
President	Chairman

QUEENS ROAD FUNDS SHAREHOLDER LETTER (Continued) November 30, 2014 (Unaudited)

Broad Market Overview:

Benton S. Bragg, CFA
 Chairman

Another year is in the books! 2014 had its share of surprises but the collapse in energy prices was surely the biggest story of the year. As of this writing (Jan 5th), the price of oil has now declined by more than 50% since the high of 2014 reached last June. The other big surprise was that interest rates actually declined in 2014 even as most economists and market watchers predicted rates would rise. The yield on the bellwether ten-year Treasury bond fell from 3% to 2.2% over the course of the year. Finally, the strength of the US economy and stock market relative to much of the rest of the world is certainly worthy of comment.

Market Index Returns for Periods ending December 31, 2014

Index	4th Quarter	1 Year	3 Years	5 Years	10 Years
S&P 500 (US Large Cap)	4.9	13.7	20.4	15.5	7.7
S&P 400 US (US Mid Cap)	6.4	9.8	20.0	16.5	9.7
Russell 2000 (US Small Cap)	9.7	4.9	19.2	15.6	7.8
MSCI EAFE (Foreign Equity)	-3.6	-4.9	11.1	5.3	4.4
Barclays Aggregate Bond	1.8	6.0	2.7	4.5	4.7
Barclays Muni Bond	1.4	9.1	4.3	5.2	4.7

Three-, five- and ten-year returns are annualized. Past performance is not an indication of future performance.

US stocks enjoyed a sixth consecutive year of positive returns. Including dividends, the S&P 500 was up 13.7% for the year. Mid- and small-company US stocks also fared well with returns of 9.8% and 4.9% respectively. In contrast, the stocks of foreign developed markets lost almost 5% for the year while emerging markets lost 2%. Of note, in dollar terms, Russia’s stock market lost half of its value in 2014 as the Russian ruble declined by 40% against the US dollar. Russia’s weakness has resulted from the collapse in oil prices as well as the economic sanctions placed upon it by Western nations as a result of its actions in Ukraine.

Bonds had another huge year as interest rates fell. Recall that bond values rise as rates fall. The Barclays Aggregate Bond Index was up 6% for the year while the Barclays Municipal index was up a whopping 9%.

Looking ahead, here are a few things to watch in 2015:

Divergence in the Global Economy: The US economy hasn’t been booming but it has outperformed much of the rest of the world. The following chart compares US GDP growth to that of Japan and the Eurozone economies. While the US is growing, Europe is struggling with deflationary pressures, high unemployment, weak banks and recession. Japan faces some of the same issues. There also is divergence in monetary policy. In the US, the Fed has ended its bond-buying program and is considering raising interest rates later this year. Meanwhile, Europe is moving to beef up its monetary support and Japan is engaged in the most aggressive monetary experiment the world has ever seen as it desperately tries to end a decades-long period of negligible growth and deflation. China is growing but at slowing rate as it faces the challenge of transitioning to a consumer-led economy. For investors, the question is whether the US economy can maintain its momentum given the weakness in the rest of the world. And more specifically, can US corporations, many of which are global players, continue to grow revenues and earnings, justifying even higher stock prices?

QUEENS ROAD FUNDS SHAREHOLDER LETTER (Continued) November 30, 2014 (Unaudited)

Chart compiled by American Century Investments.
 Data from 12/31/2007 to 6/30/2014. Source: Bloomberg.

Commodities: The following chart of commodity prices, including grains, energy, metals and livestock, dramatically illustrates how far commodities have fallen. As emerging economies like China have slowed, demand for oil and other commodities has fallen significantly. In the case of energy, falling global demand has coincided with a huge increase in supply as a result of the US energy boom. As commodities represent the raw inputs used by manufacturers, lower input costs equal lower prices for consumers (gasoline is a prime example) or at least negligible inflationary pressure. This is great for consumers, especially for those who spend a significant portion of their income on food and energy. Cheaper food and gas are leaving money in the pockets of consumers and this is good for the economy.

Chart compiled by JP Morgan and used with permission. Source: Dow Jones/UBS, EcoWin, BLS, US Department of Energy, FactSet, JP Morgan Asset Management. Commodity prices represented by the appropriate Bloomberg Commodity sub-index. Data as of 12/31/2014.

QUEENS ROAD FUNDS SHAREHOLDER LETTER (Continued) November 30, 2014 (Unaudited)

The collapse in energy prices has a dark side however. Many of the jobs created in the US over the last five years have been in the energy field as new technology such as hydraulic fracturing and horizontal drilling has allowed producers to tap heretofore inaccessible oil and natural gas. If energy prices fall too much, these higher-cost extraction techniques won’t be profitable and many of these jobs will go away. Falling commodity prices are also proving painful for the resource-rich, exporting countries of South America, like Brazil, Chile and Venezuela, and of Africa, like Zambia, Nigeria, Ghana and South Africa. We’ve already mentioned how plummeting oil prices have been devastating to Russia which derives almost 70% of its export revenue from oil exports and which funds over 50% of government expenditures using revenue from the energy sector. This “dark side” of the collapse in energy prices likely explains why the stock market seems to have reacted negatively to the latest drops in oil prices. We think energy prices will stabilize lower and on net, we think this will be positive for the global economy.

Interest Rates: As mentioned, interest rates fell (again) in 2014 and remain at extremely low levels. The Fed has signaled that it plans to begin raising interest rates to more normal levels sometime in 2015. Whether this can be accomplished without slowing the economy or roiling the markets is unknown. We’ve written a fair amount about this subject in previous commentaries that you can find on our website.

Investor Complacency: It’s now been six years since the financial crisis. The US economy is expanding, the stock market has had six years of positive returns, and 2014 was marked by a successive string of new all-time highs for the market. It’s our sense that investors are getting a bit complacent. History has shown that investors tend to take on risk at exactly the time when they are least likely to be compensated for it. Examples include reaching for yield with riskier bonds or even trading out of low-yielding bonds and into stocks.

The following chart deals with consumer sentiment which is highly correlated with investor sentiment. Counterintuitively, the chart demonstrates that good stock market returns often follow low measures of consumer confidence and poor market returns often follow high measures of consumer confidence. Consumers and investors are feeling much more confident these days. A shakeout in the market should tamp that down a bit. Be prepared for a return to a more “normal” market, one that not only goes up, but also has periods of weakness.

Compiled by JP Morgan and used with permission. Source: University of Michigan, FactSet, J.P. Morgan Asset Management. Peak is defined as the highest index value before a series of lower lows, while a trough is defined as the lowest index value before a series of higher highs. Subsequent 12-month S&P 500 returns are price returns only, which excludes dividends. Impact on consumer sentiment is based on a multivariate monthly regression between 1/31/2000 – 5/31/2014. Data as of 12/31/14.

QUEENS ROAD FUNDS MANAGER COMMENTARY November 30, 2014 (Unaudited)

Queens Road Value Fund

For the six month period ending November 30, 2014, the Queens Road Value Fund returned 6.26% compared to a six month return of 6.62% for the S&P500 Citigroup Value Index.

Investments That Helped Performance

Covidien (0.83% of net assets) was up 38% for the six-month period ending 11/30/2014. On June 15, 2014, Medtronic and Covidien announced they had entered into a definitive merger agreement in a cash and stock deal worth $93.22, which was approximately 30% higher than Covidien’s previous day’s closing price.

Intel (1.55% of net assets) rose 27% during the period. Intel continues to effectively execute its strategy of maintaining its core position in PC and data center businesses while expanding into complementary markets. The results showed up in strong operating earnings growth. The board of directors expressed its confidence by announcing an increase in the annual dividend rate from 90 cents to 96 cents.

Aerospace and defense stalwart General Dynamics (3.02% of net assets) appreciated 23% during the period. The company continued its recent trend of winning significant contracts and boasts a backlog of over $74 billion, more than 50% from a year ago. We believe the increase in backlog and attractive operating margins, operating earnings and free cash flow generation leave General Dynamics well-positioned for future growth.

Investments That Hurt Performance

Peabody Energy (0.26% of net assets), the US’s largest coal producer, fell 37%. Battered by the EPA’s war on coal and increased competition from low-cost natural gas, Peabody has struggled recently. The company is working diligently to manage near-term market turmoil by reducing expenses, tightening capital spending and divesting non-strategic assets. We believe a rebound in coal markets is likely but the timing is uncertain.

Global IT giant International Business Machines (1.47% of net assets) fell 12 % over the last six months. As the company is making a strategic shift in its end markets towards the cloud, data and analytics and security, its traditional businesses are struggling with revenue declines in each of their four reporting segments. Although it has one of the best management structures in the world, IBM is not immune to rapidly changing market conditions. It successfully navigated its way through similar challenges in the past and we believe it will do so again.

GlaxoSmithKline (1.08% of net assets) fell 14% during the first six months of our fiscal year. Although the company is seeing growth in emerging markets and in its HIV joint venture, a dispute with the pharmacy benefits management industry regarding one of its most profitable drugs in the US caused sales to fall drastically. CVS Caremark and Express Scripts stopped coverage of the COPD drug Advair due to high costs disproportional to clinical benefits. While this is clearly a negative in the near term, GSK has a healthy pipeline and has taken strategic steps to manage around the Advair issue.

Queens Road Small Cap Value Fund

For the six month period ending November 30, 2014, the Queens Road Small Cap Value Fund returned 3.09% compared to a six month return of 1.66% for the Russell 2000 Value Index.

Investments That Helped Performance

Value-priced apparel retailer Cato (2.56% of net assets) rose 39% during the period. The company continued to execute well with same-store sales increasing throughout the period. The company announced it will open fewer stores than planned during the year due to tightness in the retail real estate market. While this will dampen top-line growth we like to see this type of capital budgeting discipline.

Advanced machine-tool manufacturer Hurco (1.93% of net assets) saw its share price appreciate 25.5%. On the back of strong European and Asian demand, Hurco experienced strong top line growth this year. Although this growth was offset by sluggish US sales, the European market remains its largest market for its high performance (and highest margin) machines. As it continues to innovate on its market-leading software and control systems for its machines, we are confident in the long-term investment prospects for Hurco.

QUEENS ROAD FUNDS MANAGER COMMENTARY (Continued) November 30, 2014 (Unaudited)

Steris (3.81% of net assets), a healthcare technology company focusing on sterilization and decontamination, grew 19%. Steris has benefited from four key acquisitions over the last two years while maintaining modest organic growth. The company is in the process of a transformational merger with Synergy Health, the largest provider of applied sterilization technologies outside the US. This merger will create a global leader in infection prevention and sterilization, increasing the company’s portfolio of offerings and geographical diversity.

Investments That Hurt Performance

Delta Apparel (0.96% of net assets) fell 27% during the period as the company continued to experience sluggishness in the apparel markets. The company’s poor performance was broad-based during the period. The company also lost key marketing employees and a key customer. However, the company experienced strong growth in its Salt Life brand and is projecting that growth to continue. Yet another round of expense reductions and management realignment is expected to help profitability.

Digimarc (0.98% of net assets) dropped 24%. Digimarc is a research-driven intellectual property company focused on Intuitive Computing Platform (ICP). ICP is their vision of enabling computers, networks and digital devices to see, hear, understand, and respond to their surroundings. With a portfolio of more than 800 patents the company has been marginally successful in monetizing them and has recently launched several promising products. We think these products will gain acceptance and create significant shareholder value.

Specialty vehicle maker Oshkosh Corp (2.57% of net assets) declined 16% during the six months ending 11/30/2014. Oshkosh is in a transition process as sales to the US Department of Defense are decreasing significantly. The company’s focus is to replace these lost revenues with revenues from its commercial and access equipment divisions. During this transition the company has maintained profitability and is seeing rapid growth in non-defense businesses. Oshkosh is a long-time holding in the fund and we have seen management navigate similar transitions in the past and remain confident they will do so successfully.

QUEENS ROAD FUNDS PERFORMANCE ILLUSTRATION November 30, 2014 (Unaudited)

Queens Road Value Fund

	Average Annual Total Return For the Period Ended November 30, 2014
	Queens Road Value Fund	S&P 500/Citigroup Value Index
Six Month (cumulative)	6.26%	6.62%
1 Year	11.67%	14.37%
3 Year	16.41%	20.90%
5 Year	12.88%	15.14%
10 Year	6.49%	7.02%
Since Inception*	8.03%	7.73%

Gross Annual Operating Expense is 0.96% as disclosed in the most recent Prospectus effective October 1, 2014.

*	The Queens Road Value Fund commenced operations on June 13, 2002. Past performance is not predictive of future performance. The value of shares will fluctuate and will be worth more or less than their original cost at the time of redemption.

The S&P 500/Citigroup Value Index along with its counterpart the S&P 500/Citigroup Growth Index were introduced in December 2005. Previously, these indices were known as the S&P 500/Barra Growth and Value Indices. These Indices are created by dividing the S&P 500 Index based upon seven different factors, four to determine value characteristics and three to determine growth characteristics. The companies are allocated to each index according to their growth or value characteristics, with about one-third being allocated to both the growth and value index. It is not possible to invest directly in the S&P 500/Citigroup Value Index. The S&P 500/Citigroup Growth Index and S&P 500/Citigroup Value Index are the exclusive property of Standards & Poors.

Queens Road Small Cap Value Fund

	Average Annual Total Return For the Period Ended November 30, 2014
	Queens Road Small Cap Value Fund	Russell 2000 Value Index
Six Month (cumulative)	3.09%	1.66%
1 Year	3.83%	3.36%
3 Year	11.65%	17.84%
5 Year	11.59%	15.31%
10 Year	6.89%	6.85%
Since Inception*	10.10%	8.85%

Gross Annual Operating Expenses is 1.27% as disclosed in the most recent Prospectus effective October 1, 2014.

*	The Queens Road Small Cap Value Fund commenced operations on June 13, 2002. Past performance is not predictive of future performance. The value of shares will fluctuate and will be worth more or less than their original cost at the time of redemption.

The Russell 2000 Value Index is a subset of the Russell 2000 Index, which tracks the stocks of small domestic companies, based on total market capitalization. The Russell 2000 Value Index represents those stocks of the Russell 2000 with lower price-to book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

QUEENS ROAD FUNDS GRAPHICAL ILLUSTRATION November 30, 2014 (Unaudited)

The following charts provide a visual breakdown of the Funds by the industry sectors that the underlying securities represent as a percentage of the total investments.

Queens Road Value Fund

Queens Road Small Cap Value Fund

QUEENS ROAD VALUE FUND SCHEDULE OF INVESTMENTS As of November 30, 2014 (Unaudited)

NUMBER OF SHARES		VALUE
	COMMON STOCKS – 83.4%
	AEROSPACE/DEFENSE – 4.9%
8,000	General Dynamics Corp.	$1,162,880
6,600	United Technologies Corp.	726,528
		1,889,408
	APPAREL – 2.7%
14,000	VF Corp.	1,052,380

	BANKS – 4.1%
14,500	Bank of New York Mellon Corp.	580,435
9,000	JPMorgan Chase & Co.	541,440
6,000	State Street Corp.	460,380
		1,582,255
	BEVERAGES – 2.6%
10,000	Constellation Brands, Inc., Class A*	964,000
2,880	Crimson Wine Group Ltd.*	25,834
		989,834
	BUILDING MATERIALS – 0.7%
6,380	Fortune Brands Home & Security, Inc.	286,590

	COAL – 0.3%
10,000	Peabody Energy Corp.	101,100

	COMPUTERS – 3.1%
3,500	International Business Machines Corp.	567,595
15,000	NetApp, Inc.	638,250
		1,205,845
	COSMETICS/PERSONAL CARE – 2.1%
8,800	Procter & Gamble Co.	795,784

	DIVERSIFIED FINANCIAL SERVICES – 2.8%
8,000	American Express Co.	739,360
3,900	T. Rowe Price Group, Inc.	325,533
		1,064,893
	ELECTRIC – 5.9%
13,000	American Electric Power Co., Inc.	748,150
8,284	Duke Energy Corp.	670,176
13,000	Exelon Corp.	470,210
8,400	Southern Co.	398,412
		2,286,948
	ELECTRONICS – 1.6%
3,400	Allegion PLC	183,090
20,000	Corning, Inc.	420,400
		603,490
	FOOD – 3.2%
3,000	Kraft Foods Group, Inc.	180,510
9,000	Mondelez International, Inc., Class A	352,800
16,400	Unilever PLC ADR	691,096
		1,224,406
	HEALTHCARE-PRODUCTS – 0.9%
3,162	Covidien PLC	$319,362
625	Halyard Health, Inc.*	24,506
		343,868
	HEALTHCARE-SERVICES – 1.4%
4,300	WellPoint, Inc.	550,013

	HOLDING COMPANIES-DIVERSIFIED – 1.7%
28,800	Leucadia National Corp.	666,144

	HOUSEHOLD PRODUCTS/WARES – 3.7%
8,400	Clorox Co.	853,608
5,000	Kimberly-Clark Corp.	582,950
		1,436,558
	INSURANCE – 1.7%
3	Berkshire Hathaway, Inc., Class A*	669,195

	INTERNET – 1.7%
24,000	Symantec Corp.	626,160
297	Yahoo!, Inc.*	15,367
		641,527
	MEDIA – 7.9%
10,490	CBS Corp., Class B	575,691
10,000	DIRECTV*	877,100
5,166	Time Warner, Inc.	439,730
645	Time, Inc.	15,441
30,500	Twenty-First Century Fox, Inc.	1,122,400
		3,030,362
	MISCELLANEOUS MANUFACTURING – 4.3%
5,100	3M Co.	816,459
2,300	Danaher Corp.	192,188
10,200	Ingersoll-Rand PLC	643,212
		1,651,859
	OIL & GAS – 1.1%
4,700	Exxon Mobil Corp.	425,538

	PHARMACEUTICALS – 9.3%
5,000	Bristol-Myers Squibb Co.	295,250
9,000	GlaxoSmithKline PLC ADR	418,050
10,050	Johnson & Johnson	1,087,912
13,820	Merck & Co., Inc.	834,728
31,000	Pfizer, Inc.	965,650
		3,601,590
	RETAIL – 2.0%
4,225	McDonald's Corp.	409,022
25,000	Staples, Inc.	351,500
		760,522
	SEMICONDUCTORS – 1.5%
16,000	Intel Corp.	596,000

See accompanying Notes to Financial Statements.

QUEENS ROAD VALUE FUND SCHEDULE OF INVESTMENTS (Continued) As of November 30, 2014 (Unaudited)

NUMBER OF SHARES		VALUE
	SOFTWARE – 4.2%
11,500	Microsoft Corp.	$549,815
25,000	Oracle Corp.	1,060,250
		1,610,065
	TELECOMMUNICATIONS – 8.0%
21,100	AT&T, Inc.	746,518
30,000	Cisco Systems, Inc.	829,200
120,000	Nokia OYJ ADR	988,800
10,000	Verizon Communications, Inc.	505,900
		3,070,418
	TOTAL COMMON STOCKS (Cost $18,226,359)	32,136,592

	EXCHANGE-TRADED FUNDS – 0.9%
	COMMODITY FUND – 0.9%
30,000	iShares Gold Trust*	338,700

	TOTAL EXCHANGE-TRADED FUNDS (Cost $295,770)	338,700

	SHORT-TERM INVESTMENTS – 15.5%
5,995,340	Invesco Short Term Investment Prime Portfolio, 0.04%**	5,995,340

	TOTAL SHORT-TERM INVESTMENTS (Cost $5,995,340)	5,995,340

	TOTAL INVESTMENTS – 99.8% (Cost $24,517,468)	38,470,632

	Other Assets in Excess of Liabilities – 0.2%	83,690

	TOTAL NET ASSETS –100.0%	$38,554,322

ADR – American Depositary Receipt

PLC – Public Limited Company

*	Non-income Producing.

**	Variable rate security; the coupon rate shown represents the yield at November 30, 2014.

See accompanying Notes to Financial Statements.

QUEENS ROAD SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS As of November 30, 2014 (Unaudited)

NUMBER OF SHARES		VALUE
	COMMON STOCKS – 75.3%
	AEROSPACE/DEFENSE – 6.8%
20,700	Alliant Techsystems, Inc.	$2,353,176
17,315	Cubic Corp.	890,857
75,953	Ducommun, Inc.*	1,891,230
		5,135,263
	APPAREL – 1.0%
67,026	Delta Apparel, Inc.*	723,881

	AUTO MANUFACTURERS – 2.6%
42,626	Oshkosh Corp.	1,935,220

	COMPUTERS – 8.7%
30,420	Digimarc Corp.	735,251
29,000	DST Systems, Inc.	2,878,250
57,532	Radisys Corp.*	138,077
32,000	Synaptics, Inc.*	2,015,680
28,496	Unisys Corp.*	761,413
		6,528,671
	DISTRIBUTION/WHOLESALE – 2.2%
40,555	United Stationers, Inc.	1,665,188

	ELECTRIC – 1.1%
18,525	MGE Energy, Inc.	815,285

	ELECTRONICS – 7.4%
25,400	Park Electrochemical Corp.	624,840
33,000	Tech Data Corp.*	2,056,890
118,586	TTM Technologies, Inc.*	801,641
151,408	Vishay Intertechnology, Inc.	2,100,029
		5,583,400
	FOOD – 2.9%
116,900	Darling Ingredients, Inc.*	2,174,340

	GAS – 6.2%
28,520	New Jersey Resources Corp.	1,651,308
33,900	Piedmont Natural Gas Co., Inc.	1,270,572
11,222	South Jersey Industries, Inc.	640,552
30,000	UGI Corp.	1,131,300
		4,693,732
	HEALTHCARE-PRODUCTS – 5.0%
2,703	Atrion Corp.	878,502
45,000	STERIS Corp.	2,868,750
		3,747,252
	INSURANCE – 9.8%
15,456	Endurance Specialty Holdings Ltd.	$911,595
78,687	Hilltop Holdings, Inc.*	1,603,641
79,895	Horace Mann Educators Corp.	2,500,714
51,800	RLI Corp.	2,379,174
		7,395,124
	MACHINERY-DIVERSIFIED – 4.7%
25,875	Graco, Inc.	2,072,588
41,852	Hurco Cos., Inc.	1,453,101
		3,525,689
	MEDIA – 2.5%
18,061	Meredith Corp.	953,260
25,545	Scholastic Corp.	906,847
		1,860,107
	MISCELLANEOUS MANUFACTURING – 0.5%
21,751	Fabrinet*	364,764

	PHARMACEUTICALS – 3.1%
51,080	Owens & Minor, Inc.	1,747,447
17,012	Prestige Brands Holdings, Inc.*	569,051
		2,316,498
	RETAIL – 2.5%
48,000	Cato Corp., Class A	1,925,760

	SOFTWARE – 2.1%
7,192	CSG Systems International, Inc.	180,663
19,222	SYNNEX Corp.	1,373,220
		1,553,883
	TELECOMMUNICATIONS – 2.7%
38,400	Plantronics, Inc.	2,003,328

	TEXTILES – 3.5%
23,864	UniFirst Corp.	2,662,984

	TOTAL COMMON STOCKS (Cost $32,430,526)	56,610,369

	MUTUAL FUNDS – 0.8%
56,846	Central Fund of Canada Ltd., Class A***	632,128

	TOTAL MUTUAL FUNDS (Cost $811,601)	632,128

See accompanying Notes to Financial Statements.

QUEENS ROAD SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Continued) As of November 30, 2014 (Unaudited)

NUMBER OF SHARES		VALUE
	SHORT-TERM INVESTMENTS – 23.7%
17,792,532	Invesco Short Term Investment Prime Portfolio, 0.04%**	$17,792,532

	TOTAL SHORT-TERM INVESTMENTS (Cost $17,792,532)	17,792,532

	TOTAL INVESTMENTS – 99.8% (Cost $51,034,659)	75,035,029

	Other Assets in Excess of Liabilities – 0.2%	175,242

	TOTAL NET ASSETS –100.0%	$75,210,271

*	Non-income Producing.

**	Variable rate security; the coupon rate shown represents the yield at November 30, 2014.

***	Passive foreign investment company.

See accompanying Notes to Financial Statements.

QUEENS ROAD FUNDS STATEMENTS OF ASSETS AND LIABILITIES As of November 30, 2014 (Unaudited)

	Value Fund	Small Cap Value Fund
Assets:
Investments, at Value (cost $24,517,468, $51,034,659)	$38,470,632	$75,035,029
Cash	31,000	—
Receivables:
Shareholder Subscriptions	—	37,644
Dividends and Interest	82,361	231,924
Total Assets	38,583,993	75,304,597

Liabilities:
Payables:
Shareholder Redemptions	—	17,420
Accrued Advisory Fees (Note 3)	29,671	76,906
Total Liabilities	29,671	94,326

Net Assets	$38,554,322	$75,210,271

Components of Net Assets:
Capital (par value of $0.001 per share with an unlimited number of shares authorized)	$22,847,624	$49,114,096
Accumulated Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	405,183	(86,717)
Accumulated Undistributed Net Realized Gain on Investments	1,348,351	2,182,522
Net Unrealized Appreciation on Investments	13,953,164	24,000,370
Net Assets	$38,554,322	$75,210,271

Shares of Beneficial Interest Issued and Outstanding	1,846,255	3,135,099
Net Asset Value, Offering and Redemption Price Per Share	$20.88	$23.99

See accompanying Notes to Financial Statements.

QUEENS ROAD FUNDS STATEMENTS OF OPERATIONS For the six months ended November 30, 2014 (Unaudited)

	Value Fund	Small Cap Value Fund
Investment Income:
Dividends (net of foreign withholding taxes of $9,459, $142)	$402,797	$560,288
Interest	411	1,226
Total investment income	403,208	561,514

Expenses:
Advisory Fees (Note 3)	176,709	466,496
Total Expenses	176,709	466,496
Net Investment Income	226,499	95,018

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	252,504	1,088,616
Net Change in Unrealized Appreciation on Investments	1,815,980	1,132,796
Net Realized and Unrealized Gain on Investments	2,068,484	2,221,412

Net Increase in Net Assets from Operations	$2,294,983	$2,316,430

See accompanying Notes to Financial Statements.

QUEENS ROAD FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	Value Fund		Small Cap Value Fund
	For the six months ended November 30, 2014 (Unaudited)	For the year ended May 31, 2014	For the six months ended November 30, 2014 (Unaudited)	For the year ended May 31, 2014
Increase in Net Assets from:
Operations:
Net Investment Income	$226,499	$385,772	$95,018	$6,226
Net Realized Gain on Investments	252,504	2,801,469	1,088,616	3,492,472
Net Change in Unrealized Appreciation on Investments	1,815,980	1,948,650	1,132,796	6,270,087
Net Increase in Net Assets from Operations	2,294,983	5,135,891	2,316,430	9,768,785

Distributions to Shareholders From:
Net Investment Income	—	(348,702)	—	—
Net Realized Gains	—	—	—	(2,343,495)
Net Change in Net Assets from Distributions	—	(348,702)	—	(2,343,495)

Capital Transactions:
Proceeds from Sale of Shares	1,088,805	2,711,690	5,336,924	13,319,832
Net Asset Value of Shares Issued on Reinvestment of Dividends	—	203,177	—	1,707,798
Cost of Shares Redeemed	(1,762,989)	(4,477,371)	(6,655,475)	(27,661,424)
Net Decrease in Net Assets from Capital Transactions	(674,184)	(1,562,504)	(1,318,551)	(12,633,794)

Total Increase (Decrease) in Net Assets	1,620,799	3,224,685	997,879	(5,208,504)

Net Assets:
Beginning of Period	36,933,523	33,708,838	74,212,392	79,420,896
End of Period	$38,554,322	$36,933,523	$75,210,271	$74,212,392

Accumulated Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$405,183	$178,684	$(86,717)	$(181,735)

Capital Share Transactions:
Shares Sold	54,760	147,988	225,461	583,054
Shares Issued on Reinvestment of Dividends	—	10,676	—	73,202
Shares Redeemed	(88,290)	(244,419)	(279,984)	(1,277,039)
Net Decrease in Shares	(33,530)	(85,755)	(54,523)	(620,783)

See accompanying Notes to Financial Statements.

QUEENS ROAD VALUE FUND FINANCIAL HIGHLIGHTS

Per share operating performance
For a capital share outstanding throughout each period

	Six Months Ended November 30, 2014 (Unaudited)		Year Ended May 31, 2014	Year Ended May 31, 2013	Year Ended May 31, 2012	Year Ended May 31, 2011	Year Ended May 31, 2010

Net Asset Value, Beginning of Period	$19.65		$17.15	$13.58	$14.20	$12.05	$10.26

Income from Investment Operations:
Net Investment Income*	0.12		0.20	0.20	0.20	0.16	0.13
Net Realized and Unrealized Gain (Loss) on Investments	1.11		2.49	3.59	(0.66)	2.11	1.79
Total from Investment Operations	1.23		2.69	3.79	(0.46)	2.27	1.92

Less Distributions:
Net Investment Income	—		(0.19)	(0.22)	(0.16)	(0.12)	(0.13)
Total Distributions	—		(0.19)	(0.22)	(0.16)	(0.12)	(0.13)

Net Asset Value, End of Period	$20.88		$19.65	$17.15	$13.58	$14.20	$12.05

Total Return	6.26	%**	15.69%	28.19%	(3.28)%	18.92%	18.64%

Ratios and Supplemental Data:
Net Assets, End of Period (in thousands)	$38,554		$36,934	$33,709	$27,003	$25,831	$17,783
Ratio of Expenses to Average Net Assets	0.95	%***	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to Average Net Assets	1.22	%***	1.10%	1.29%	1.44%	1.20%	1.08%
Portfolio Turnover Rate	—	%**	—%	4%	5%	15%	6%

*	Computed using average shares method.

**	Not annualized.

***	Annualized.

See accompanying Notes to Financial Statements.

QUEENS ROAD SMALL CAP VALUE FUND FINANCIAL HIGHLIGHTS

Per share operating performance
For a capital share outstanding throughout each period

	Six Months Ended November 30, 2014 (Unaudited)		Year Ended May 31, 2014		Year Ended May 31, 2013	Year Ended May 31, 2012	Year Ended May 31, 2011	Year Ended May 31, 2010

Net Asset Value, Beginning of Period	$23.27		$20.84		$17.40	$20.67	$17.77	$13.94

Income from Investment Operations:
Net Investment Income (Loss)*	0.03		0.00	**	0.05	0.00 **	(0.08)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	0.69		3.18		3.69	(1.96)	3.57	3.89
Total from Investment Operations	0.72		3.18		3.74	(1.96)	3.49	3.83

Less Distributions:
Net Investment Income	—		—		(0.05)	(0.08)	—	—
Net Realized Gains	—		(0.75)		(0.25)	(1.23)	(0.59)	—
Return of Capital	—		—		(0.00)**	—	—	—
Total Distributions	—		(0.75)		(0.30)	(1.31)	(0.59)	—

Net Asset Value, End of Period	$23.99		$23.27		$20.84	$17.40	$20.67	$17.77

Total Return	3.09	%***	15.26%		21.75%	(9.71)%	19.78%	27.47%

Ratios and Supplemental Data:
Net Assets, End of Period (in thousands)	$75,210		$74,212		$79,421	$65,219	$56,762	$37,370
Ratio of Expenses to Average Net Assets	1.24	%****	1.24%		1.24%	1.24%	1.24%	1.24%
Ratio of Net Investment Income to Average Net Assets	0.25	%****	0.01%		0.27%	0.01%	(0.42)%	(0.38)%
Portfolio Turnover Rate	1	%***	0	%*****	10%	14%	38%	31%

*	Computed using average shares method.

**	Amount is less than $0.005 per share.

***	Not annualized.

****	Annualized.

*****	Amount is less than 0.5%.

See accompanying Notes to Financial Statements.

QUEENS ROAD FUNDS NOTES TO THE FINANCIAL STATEMENTS November 30, 2014 (Unaudited)

Note 1. Organization

The Queens Road Value Fund and the Queens Road Small Cap Value Fund (individually referred to as the “Value Fund” and “Small Cap Value Fund”, respectively, or collectively as the “Funds”), are managed portfolios of the Bragg Capital Trust (the “Trust”), which are registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management company. The Funds’ investment objective is to seek growth of capital. The Funds invest primarily in common stocks which are believed by the Advisor to be undervalued and have good prospects for capital appreciation. The Small Cap Value Fund invests (under normal market conditions), at least 80% of its total assets in small capitalization (less than $3.8 billion market cap at the time of purchase) common stocks. The Funds’ registration statement was declared effective on June 13, 2002, and operations began on that date.

Note 2. Significant Accounting Policies

The Funds are investment companies and follow the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The following is a summary of accounting policies followed by the Funds in the preparation of their financial statements.

Federal Income Taxes: Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years 2010 – 2013, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended May 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other: The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as information is available to the Funds. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Security Valuation: Securities, including common stocks and exchange traded funds, which are traded on a national securities exchange are valued at the last quoted sales price, and generally classified as a Level 1 investment. Investments in mutual funds, including money market funds, are valued at the ending net asset value provided by the funds, and generally classified as a Level 1 investment. If there are no sales reported, the Funds’ portfolio securities will be valued using the last reported bid price. Short-term obligations having remaining

QUEENS ROAD FUNDS NOTES TO THE FINANCIAL STATEMENTS (Continued) November 30, 2014 (Unaudited)

maturities of 60 days or less are valued at amortized cost, and generally classified as a Level 2 investment. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by and under the direction of the Trust’s Board of Trustees, and generally classified as a Level 3 investment.

In accordance with GAAP, fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below.

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Common Stocks, Exchange-Traded Funds, and Mutual Funds are generally categorized as Level 1.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data. Fixed income securities, repurchase agreements, and securities valued by an independent fair value pricing service are generally categorized as Level 2.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The Funds did not hold any Level 2 or Level 3 securities during the period ended November 30, 2014. There were no transfers into and out of any level during the current year. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

Value Fund
	Level 1 - Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$32,136,592	$—	$—	$32,136,592
Exchange-Traded Funds	338,700	—	—	338,700
Short-Term Investments	5,995,340	—	—	5,995,340
Total	$38,470,632	$—	$—	$38,470,632

Small Cap Value Fund
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$56,610,369	$—	$—	$56,610,369
Mutual Funds	632,128	—	—	632,128
Short-Term Investments	17,792,532	—	—	17,792,532
Total	$75,035,029	$—	$—	$75,035,029

*	All sub-categories within common stocks represent Level 1 investments. See Schedules of Investments for industry categories.

QUEENS ROAD FUNDS NOTES TO THE FINANCIAL STATEMENTS (Continued) November 30, 2014 (Unaudited)

Note 3. Investment Advisory Fee and Other Transactions with Affiliates

The Funds retain Bragg Financial Advisors, Inc. (the “Advisor”) as their investment advisor. Under the terms of the management agreement, the Advisor provides investment management and administrative services for the Funds. For its services as Advisor, the Value Fund and Small Cap Value Fund pay a fee, computed daily and payable monthly at the annual rate of 0.95% and 1.24% of each Fund’s first $250,000,000 of average daily net assets, 0.85% and 1.24% of each Fund’s next $250,000,000 of average daily net assets, and 0.80% and 1.15% of each Fund’s average daily net assets over $500,000,000, respectively. For the period ended November 30, 2014, the Advisor earned $176,709 and $466,496 from the Value Fund and Small Cap Value Fund, respectively. From these fees and its own resources the Advisor agreed to pay other operating expenses of the Funds including transfer agent fees, fund accountant fees, administrator fees, registration fees, custodial fees, and other ordinary expenses of the Funds. However, the agreement does not require the Advisor to pay interest, taxes, brokerage commissions, and extraordinary expenses of the Funds. The amount due to the Advisor at November 30, 2014 from the Value Fund and Small Cap Value Fund was $29,671 and $76,906, respectively.

Certain employees and officers of the Advisor are also “interested persons” (as defined in the Investment Company Act of 1940) of the Trust. Each “non- interested” Trustee is entitled to receive an annual fee of $7,500 plus expenses for services relating to the Trust which is paid by the Advisor.

Queens Road Securities (“QRS”) acts as the principal underwriter in the continuous public offering of the Funds’ shares. Certain officers of the Trust are also officers of QRS. QRS did not receive or waive any brokerage fees on executions of purchases and sales of the Funds’ portfolio investments during the period ended November 30, 2014.

Note 4. Investment Transactions

For the period ended November 30, 2014, the cost of purchases and the proceeds from sales of portfolio securities, other than short-term investments, amounted to $0 and $1,282,262, respectively, for the Value Fund, and $449,428 and $3,592,823, respectively, for the Small Cap Value Fund.

Note 5. Federal Income Taxes

At May 31, 2014, gross unrealized appreciation and depreciation of investments based on cost for federal income tax purposes were as follows:

	Value Fund	Small Cap Value Fund
Cost of investments	$24,737,793	$51,162,624
Gross unrealized appreciation	$12,468,984	$23,492,223
Gross unrealized depreciation	(326,049)	(493,568)
Net unrealized appreciation on investments	$12,142,935	$22,998,655

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals and passive foreign investment companies (“PFICs”).

QUEENS ROAD FUNDS NOTES TO THE FINANCIAL STATEMENTS (Continued) November 30, 2014 (Unaudited)

As of May 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Value Fund	Small Cap Value Fund
Undistributed ordinary income	$178,684	$—
Undistributed long-term capital gains	1,090,096	947,342
Tax accumulated earnings	1,268,780	947,342
Accumulated capital and other losses	—	(166,252)
Net unrealized appreciation	12,142,935	22,998,655
Total accumulated earnings	$13,411,715	$23,779,745

The Queens Road Value and Queens Road Small Cap Value Funds utilized $1,417,302 and $201,635, respectively, of their capital loss carryforwards during the year ended May 31, 2014.

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Post-October capital losses and late-year ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. As of May 31, 2014, the Funds had the following post-October capital-losses and late-year ordinary losses:

	Value Fund	Small Cap Value Fund
Post-October capital losses	$—	$—
Late-year ordinary losses	—	166,252

The tax character of distributions paid during the fiscal years ended, May 31, 2014 and May 31, 2013 were as follows:

	Value Fund		Small Cap Value Fund
Distributions Paid from:	2014	2013	2014	2013
Ordinary Income	$348,702	$429,138	$—	$1,153,043
Return of Capital	—	—	—	4,118
Net Long Term Capital Gains	—	—	2,343,495	—
Total Taxable Distributions Paid	$348,702	$429,138	$2,343,495	$1,157,161

Note 6. Control

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under section 2 (a) (9) of the Investment Company Act of 1940. As of November 30, 2014, Pershing, LLC., for the benefit of its customers, owned 97.71% and 62.40% of the Value Fund and Small Cap Value Fund, respectively.

QUEENS ROAD FUNDS NOTES TO THE FINANCIAL STATEMENTS (Continued) November 30, 2014 (Unaudited)

Note. 7. Subsequent Events

Within the financial statements, the Funds are required to recognize the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

Income and capital gain distributions were made to the shareholders of the Queens Road Funds after November 30, 2014, meeting the criteria of a subsequent event. The record date of the distribution was December 17, 2014, and the ex-date and payable date was December 18, 2014. The Funds’ distribution type and amount are listed as follows:

Fund Name	Distribution Type	Rate	Amount
Queens Road Value Fund	Income	$0.2227	$410,251
Queens Road Value Fund	Long-Term Capital Gain	$0.7284	$1,341,837
Queens Road Small Cap Value Fund	Long-Term Capital Gain	$0.6617	$2,079,604

There were no other events management was aware of that met the criteria of a subsequent event.

QUEENS ROAD FUNDS EXPENSE ILLUSTRATION November 30, 2014 (Unaudited)

ABOUT YOUR FUND’S EXPENSES

Expense Example

As a shareholder of the Funds, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2014 through November 30, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Expenses Paid During the Period* June 1, 2014 to November 30, 2014
Value Fund
Actual	$1,000.00	$1,062.60	$4.91
Hypothetical (5% Annual Return before expenses)	$1,000.00	$1,020.24	$4.81
Small Cap Value Fund
Actual	$1,000.00	$1,030.90	$6.31
Hypothetical (5% Annual Return before expenses)	$1,000.00	$1,018.78	$6.27

*
Expenses are equal to the Funds’ annualized expense ratio of 0.95% and 1.24%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

QUEENS ROAD FUNDS ADDITIONAL INFORMATION November 30, 2014 (Unaudited)

Proxy Voting – A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, 2014, are available without charge upon request by (1) calling the Fund at 1-800-595-3088 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Portfolio Holdings – The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds’ first and third fiscal quarters end on August 31 and February 28. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Funds’ first Form N-Q was filed with the SEC on October 8, 2004. The Funds’ Form N-Qs are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room). You may also obtain copies by calling the Fund at 1-800-595-3088.

Advisory Agreement Renewal – At a Board meeting held on July 29, 2014, the Trustees unanimously approved the continuance of the Investment Advisory Agreement between Bragg Financial Advisors, Inc. (the “Advisor”) and the Bragg Capital Trust on behalf of the Funds (“Advisory Agreement”). The Trustees considered the following factors to be of fundamental importance in their consideration of whether to approve the continuance of the Funds’ Contract: (i) the Advisor’s value investing experience, performance and that of the Funds; (ii) the nature, quality and extent of services provided by the Advisor; (iii) the cost of the services and the profit to be realized by the Advisor; (iv) the potential for economies of scale to be shared by the Funds; and (v) the Funds’ expense ratios relative to their peer group.

The Trustees had an opportunity to review the Advisory Agreement between the Trust and the Advisor, the Advisor’s current Form ADV, as well as the Renewal of Advisory Agreement memo completed by the Advisor for each of the Funds. The Trustees were asked to consider the nature, extent and quality of services the Advisor has previously provided to the Funds based on a review of information provided by the Advisor. The Trustees took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution services, regulatory compliance, and other services provided to the Funds. The Trustees noted that the Funds’ performance has recently lagged its benchmarks, but acknowledged that such performance is common for such value funds in times of strong equity market returns. The Trustees concluded that they have a reasonable belief that the nature, extent and quality of services provided to the Funds is appropriate.

The Trustees then reviewed disclosures made in the Form ADV and then discussed the Advisor’s solvency. They noted the Advisor is profitable and has a clean balance sheet with no debt. The Trustees then reviewed a peer group analysis that described the difference in the Funds unitary fee structure versus that of its peer group. The Trustees also reviewed and discussed information provided by the Advisor comparing the expense ratio of each of the Funds with the expense ratios of the Funds’ peers. The cost to the Advisor for providing the services under the terms of the contract was discussed. The estimated aggregate cost of the services provided was compared to the amount paid to the Advisor under the terms of the contract. Upon review and discussion of this information, the Trustees concluded that the cost of services provided and any expected profits to the Advisor were reasonable.

Next, the Funds’ current marketing efforts and the Advisor’s effort to achieve economies of scale were discussed. The Trustees reviewed and considered the cost structure to the Advisor for providing services under the terms of the contract. The Trustees determined that as the Funds’ assets increase to certain levels, economies of scale would be realized. The Trustees also considered the contract’s stipulation that management fee percentage payout would be reduced as certain asset levels of the Funds’ were achieved. The Trustees concluded that reasonable economies of scale would be realized under the terms of the contract.

The Advisor had no other Advisory contracts with other investment companies or other types of clients that were comparable in services provided under the terms of the contract and therefore the Trustees could not rely on any comparisons between the Funds’ contract and other investment management contracts entered into by the Advisor.

The Board relied upon their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Agreement.

QUEENS ROAD FUNDS

Notes

THIS PAGE INTENTIONALLY LEFT BLANK

QUEENS ROAD FUNDS

Board of Trustees
Benton S. Bragg
Steven H. Scruggs
Philip C. Blount, III
Timothy J. Ignasher
Christopher B. Brady
Harold J. Smith

Investment Adviser
Bragg Financial Advisors, Inc.
1031 Caldwell Street, Suite 200
Charlotte, NC 28203

Dividend Paying Agent,
Shareholders’ Servicing Agent,
 Transfer Agent
UMB Fund Services
235 West Galena Street
Milwaukee, WI 53212

Custodian
US Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Shares of Queens Road Value and Queens Road Small Cap Value Fund are distributed by Queens Road Securities, LLC, an affiliate of the Investment Adviser. This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Funds’ prospectus contains more complete information about the objectives, policies, expenses and risks of the Funds. The Funds are not bank deposits, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report contains certain forward looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as “believes”, “expects”, “anticipates” and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Funds’ filings with the Securities and Exchange Commission. The Funds undertake no obligation to update any forward looking statement.

Item 2.  Code of Ethics.

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (1)	Not applicable to semi-annual reports.

(a) (2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
Filed herewith.

(a) (3)	Not applicable to open-end management investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bragg Capital Trust

/s/ Steven H. Scruggs
By: Steven H. Scruggs
President
January 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Steven H. Scruggs
By: Steven H. Scruggs
President
(Principal Executive Officer)
January 27, 2015

/s/ Benton S. Bragg
By: Benton S. Bragg
Treasurer
(Principal Financial Officer)
January 27, 2015